EXHIBIT 10.1

                                                                  EXECUTION COPY


                      STOCK AND WARRANT PURCHASE AGREEMENT
                      ------------------------------------

     THIS STOCK AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into this 3rd day of July, 2006, by and between EXETER CAPITAL PARTNERS IV, L.P., a Delaware limited partnership (the "BUYER"), and the UNITED STATES SMALL BUSINESS ADMINISTRATION, in its capacity as court-appointed receiver for EXETER VENTURE LENDERS, L.P., a Delaware limited partnership (the "SELLER");

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Seller is the record owner of 65,617 shares (the "SHARES") of Series A Preferred Stock, of CD&L, Inc., a Delaware corporation (the "COMPANY"), which may be converted into a total of 656,170 shares of Common Stock of the Company; and

     WHEREAS, Seller is also the record owner of 328,084 additional shares (the "COMMON SHARES") of Common Stock of the Company; and

     WHEREAS, Seller has been issued and currently holds certain Warrants pursuant to a Warrant Agreement (as defined below) (the "WARRANTS") entitling Seller to purchase up to 84,375 shares of Common Stock of the Company; and

     WHEREAS, Seller desires to sell and transfer to Buyer and Buyer desires to purchase and acquire from Seller, all of the Shares, Common Shares and Warrants, all upon the terms and conditions hereinafter set forth; and

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which by each of the parties hereto is hereby acknowledged, it is agreed as follows:

     1.   PURCHASE  OF SHARES,  COMMON  SHARES  AND  WARRANTS;  PURCHASE  PRICE.
Subject  to the  terms and  conditions  hereinafter  set  forth,  Seller  hereby assigns, transfers and delivers to Buyer, and Buyer hereby purchases and acquires from Seller, all of Seller's right, title and interest in and to all the Shares, Common Shares and the Warrants for a purchase price of $2,243,277.15, payable in cash.

     2.   CLOSING.

          2.1 CLOSING. The closing (the "CLOSING") of the transactions contemplated under this Agreement shall take place simultaneously with the execution and delivery of this Agreement. In connection with the Closing, the Buyer shall deliver the purchase price to the Seller by wire transfer of

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immediately  available  funds  pursuant to the  Seller's  instructions,  and the
Seller shall deliver the Shares, Common Shares and Warrants, together with a fully executed form of assignment and transfer in the form of EXHIBIT A, to Velocity Express Corporation ("VELOCITY") or its counsel, Budd Larner, P.C., in accordance with the Buyer's separate obligations to Velocity under the Exeter Capital Purchase Agreements (as defined below).

          2.2 OBLIGATIONS OF PARTIES UNCONDITIONAL. (a) Contemporaneously with or immediately after the execution and delivery of this Agreement, (i) the Company, Velocity Express Corporation ("VELOCITY") and CD&L Acquisition Corp. are entering into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), (ii) BNP Paribas is entering into a Series A Preferred Stock and Warrant Purchase Agreement with Velocity (the "PARIBAS PURCHASE AGREEMENT"), pursuant to which Paribas shall sell and transfer shares of Series A Preferred Stock, Common Stock and Warrants to Velocity, (iii) the Buyer is entering into one or more Series A Preferred Stock, Common Stock and Warrant Purchase Agreements with Velocity (the "EXETER CAPITAL PURCHASE AGREEMENTS" and together with the Paribas Purchase Agreement, the "VELOCITY PURCHASE AGREEMENTS") pursuant to which the Buyer shall sell and transfer shares of Preferred Stock, Common Stock and Warrants
(including without limitation those acquired from the Seller under this Agreement) to Velocity, and (iv) Velocity proposes to issue and sell to the Buyer, and the Buyer proposes to purchase from Velocity, certain of Velocity's 12% Senior Secured Notes due 2010 and Velocity's warrants to purchase shares of common stock of Velocity (the "NOTES AND WARRANTS TRANSACTION").

          (b) It is understood and agreed that, upon execution and delivery of this Agreement by the parties, the obligations of Buyer and the Seller hereunder to complete the purchase and sale of Shares, Common Shares and the Warrants as provided in this Agreement are absolute and unconditional; the closing of such purchase and sale shall not in any way be subject to or conditioned upon the closing of any of the transactions contemplated by the Merger Agreement or the Velocity Purchase Agreements, or the Notes and Warrants Transaction.

     3. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Buyer as follows:

          3.1 AUTHORIZATION. Seller is duly organized, validly existing and in good standing under the laws of its state of organization. Seller has the full right, power, legal capacity and authority to execute this Agreement and to perform all of the agreements, undertakings, covenants, representations and warranties herein contained. This Agreement has been duly executed and delivered by Seller and constitutes Seller's legal, binding and enforceable obligation.

          3.2 TITLE TO SHARES, COMMON SHARES AND WARRANTS. To the best of its knowledge, Seller is the sole owner of and has the right to sell and transfer the Shares, Common Shares and Warrants to Buyer and to assign its rights pursuant to the Accompanying Agreements (as defined below) to the Buyer. To the best of Seller's knowledge, the Shares, Common Shares and Warrants are free and clear of all liens, encumbrances, claims, charges, assessments, rights, options and warrants. To the best of Seller's knowledge, upon execution and delivery of

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this  Agreement  Buyer shall  receive good and  marketable  title to the Shares,
Common Shares and Warrants, free and clear of all liens.

          3.3 NO VIOLATION. The execution of this Agreement and the delivery of the Shares and Warrants by Seller to Buyer and the performance by Seller of its respective obligations hereunder and the consummation by Seller of the transactions contemplated by this Agreement will not: (a) contravene any provision of the governing documents of the Seller; or (b) conflict with, result in any breach of the federal court order appointing SBA as receiver of Exeter Venture Lenders, L.P.

          3.4 Exclusivity of Representations. EXCEPT AS PROVIDED HEREIN, SELLER EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES.

     4. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to Seller as follows:

          4.1 AUTHORIZATION. Buyer is duly organized, validly existing and in good standing under the laws of its state of organization and was not organized for the specific purpose of acquiring the Shares, Common Shares or Warrants. Buyer has the full right, power, legal capacity and authority to execute this Agreement and to perform all of the agreements, undertakings, covenants, representations and warranties herein contained. The execution and delivery of this Agreement and the issuance of the Senior Secured Note and Buyer Warrant has been duly authorized by all necessary Buyer corporate action. This Agreement has been duly executed and delivered by Buyer and constitutes Buyer's legal, binding and enforceable obligation, subject to bankruptcy, insolvency, reorganization and other laws affecting creditors rights generally, and subject to remedies, the enforcement of which vests in the discretion of courts of equitable jurisdiction.

          4.2 NO VIOLATION. The execution of this Agreement and the performance by Buyer of its respective obligations hereunder and the consummation by Buyer of the transactions contemplated by this Agreement will not: (a) contravene any provision of the governing documents of the Buyer; or (b) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any contract or agreement which is applicable to, binding upon or enforceable against the Buyer; or (c) conflict with, result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, any applicable law or other governmental requirement.

          4.3 EXCLUSIVITY OF REPRESENTATIONS. EXCEPT AS PROVIDED HEREIN, BUYER EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES.

     5. ASSIGNMENT OF RIGHTS UNDER ACCOMPANYING AGREEMENTS. By execution and delivery of this Agreement, Seller hereby grants, assigns and transfers to Buyer

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Seller's full right, title and interest in and to (a) that certain  Stockholders
Agreement dated April 14, 2004 by and among the Company and certain stockholders of the Company (the "STOCKHOLDERS AGREEMENT"); (b) that certain Warrant Agreement by and among the Company, Buyer and the Investors dated as of January 29, 1999 (the "WARRANT AGREEMENT"); (c) that certain Registration Rights Agreement dated as of April 14, 2004 by and between the Company and the
Investors  and  certain  other  investors   referenced   therein  (the  "COMPANY
REGISTRATION RIGHTS AGREEMENT"), and (d) that certain Restructuring and Exchange Agreement dated as of April 14, 2004 by and among the Seller, the Company, the Investors and certain other stockholders of the Company (the "RESTRUCTURING AGREEMENT" and collectively with the Warrant Agreement, Company Registration Rights Agreement and the Stockholders Agreement, the "ACCOMPANYING AGREEMENTS"). Buyer hereby assumes all of the obligations of Seller pursuant to the Accompanying Agreements.

     6.   MISCELLANEOUS.

          6.1  NOTICE.

               (a) Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on (i) the date of service if served personally; (ii) three (3) business days after the date of mailing, if mailed by first class mail, registered or certified, postage prepaid, return receipt requested; or (iii) one (1) business day after delivery to the courier if sent by private courier guaranteeing next day delivery, delivery charges prepaid.

               (b) Notices shall be sent to the following addresses: (i) if to Buyer, to 10 East 53rd Street, 32nd Floor, New York, New York 10022, or such other address as may hereafter be designated in writing by Buyer; and (ii) if to Seller, to SBA as Receiver for Exeter Venture Lenders, LP attn: Gerry McClure, 666 11th Street, NW Suite 200, Washington, DC 20416, or such other address as may hereafter be designated in writing by the Seller.

          6.2 SEVERABILITY. The invalidity of any provision of this Agreement, or part thereof, shall not affect the validity or enforceability of the remainder of such provision and/or this Agreement.

          6.3. BENEFIT. All the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the Buyer and the respective successors and assigns of the Seller.

          6.4. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to constitute one and the same Agreement. A facsimile signature to this Agreement of any party shall be considered to have the same binding legal effect as an original signature.

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          6.5. HEADINGS.  The headings of the  paragraphs of this  Agreement are for convenience and reference only and do not constitute a part of this Agreement and in no way modify, interpret or construe the understanding of the parties hereto.

          6.6. GOVERNING LAW; JURISDICTION.

               (a) This Agreement and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles to the conflicts of law thereof.

               (b) Each party to this Agreement irrevocable consents and agrees that any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof will be brought in the United Stated District Court for the Southern District of New York (the "RECEIVERSHIP COURT"), and, by execution and delivery of this Agreement, each party to this Agreement irrevocably submits to and accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid court and appellate courts from any appeal thereof. Each party to this Agreement further irrevocably consents to the service of process out of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof in the manner set forth in Section
6.1 hereof. Each party to this Agreement hereby irrevocably waives any objection which it may now have or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the court referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court is an inconvenient forum.

          6.7. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties hereto and may not be changed, nor modified orally, but only by the amendment to the Agreement in writing, signed by the party against whom enforcement of any change or modification in sought.

          6.8. INTEGRATION. This Agreement supersedes all prior agreements and understandings among the parties to this Agreement and contains the full understanding of the parties hereto with respect to the subject matter hereof; and there are no representations, warranties, agreements or undertakings other than expressly contained herein or therein.

          6.9 INTERPRETATION. In all references herein to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

          6.10 MODIFICATION. This Agreement may be modified or amended only by a written instrument duly signed by all of the parties hereto or their respective successors or assigns.

          6.11 ASSIGNMENTS AND SUCCESSORS. No party may assign any of its rights under this Agreement without the prior written consent of the other parties to this Agreement. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties.

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          6.12 BENEFITS  ONLY TO PARTIES.  Nothing  expressed by or mentioned in this Agreement is intended or shall be construed to give any person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns.

          6.13 FURTHER ASSURANCES. Each Seller and Buyer, at their own cost and expense, promptly shall execute such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and to consummate the transactions contemplated hereby.

          6.14 WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

          6.15 RECITALS. The recitals to this Agreement are incorporated herein by this reference and shall be construed as if they are a part of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS  WHEREOF,  Seller and Buyer have executed this Stock and Warrant
Purchase Agreement as of the date first above written.

                                  BUYER:

                                  EXETER CAPITAL PARTNERS IV, L.P.,
                                  a Delaware limited partnership


                                  By:      /s/ Keith R. Fox
                                     -------------------------------------------
                                  Print Name:  Keith R. Fox
                                  Print Title:




                                  SELLER:

                                  UNITED STATES SMALL BUSINESS ADMINISTRATION, IN ITS CAPACITY AS COURT-APPOINTED RECEIVER FOR EXETER VENTURE LENDERS, L.P., a Delaware limited partnership




                                  By:      /s/ Thomas G. Morris
                                    --------------------------------------------
                                  Print Name: Thomas G. Morris
                                  Print Title: Director, Office of Liquidation


            [Signature Page to Stock and Warrant Purchase Agreement]

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                                                                       EXHIBIT A
                                                                       ---------


                             STOCK AND WARRANT POWER

     FOR VALUE RECEIVED, the undersigned, does, effective as of July 3, 2006 hereby sell, assign and transfer unto EXETER CAPITAL PARTNERS IV, L.P.: (i) Sixty Five Thousand Six Hundred Seventeen (65,617) shares of Series A Preferred Stock of CD&L, Inc., a Delaware corporation; (ii) Three Hundred Twenty Eight Thousand Eighty-Four (328,084) shares of Common Stock of CD&L, Inc., a Delaware corporation; and (iii) a Warrant entitling the undersigned to purchase up to Eighty Four Thousand Three Hundred Seventy Five (84,375) shares of Common Stock of CD&L, Inc., a Delaware corporation, represented by Stock Certificates No. __ and No___ and Warrant No. ___, respectively, and does hereby irrevocably constitute and appoint the Secretary of the said corporation as attorney to transfer said stock on the books of said corporation with full power of substitution in the premises.

     IN WITNESS WHEREOF, the undersigned has set his hand as of the 3rd day of July, 2006.

                                  UNITED STATES SMALL BUSINESS ADMINISTRATION IN ITS CAPACITY AS COURT-APPOINTED RECEIVER FOR EXETER VENTURE LENDERS, L.P., a Delaware limited partnership


                                  By:  /s/ Thomas G. Morris
                                     -------------------------------------------
                                  Print Name: Thomas G. Morris
                                  Print Title: Director, Office of Liquidation

[MEDALLION GUARANTEE]


By:
   -------------------

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